MFS(R) VARIABLE INSURANCE TRUST II (Formerly, MFS(R)/Sun Life Series Trust):

                   MFS Blended Research Core Equity Portfolio
                      MFS Blended Research Growth Portfolio
                      MFS Blended Research Value Portfolio
                               MFS Bond Portfolio
                       MFS Capital Appreciation Portfolio
                            MFS Core Equity Portfolio
                      MFS Emerging Markets Equity Portfolio
                        MFS Global Governments Portfolio
                           MFS Global Growth Portfolio
                        MFS Global Total Return Portfolio
                       MFS Government Securities Portfolio
                              MFS Growth Portfolio
                            MFS High Yield Portfolio
                       MFS International Growth Portfolio
                        MFS International Value Portfolio
               MFS Massachusetts Investors Growth Stock Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Mid Cap Value Portfolio
                           MFS Money Market Portfolio
                           MFS New Discovery Portfolio
                             MFS Research Portfolio
                      MFS Research International Portfolio
                         MFS Strategic Income Portfolio
                          MFS Strategic Value Portfolio
                            MFS Technology Portfolio
                           MFS Total Return Portfolio
                             MFS Utilities Portfolio
                               MFS Value Portfolio

                        Supplement to Current Prospectus:


Effective June 1, 2008, the bulleted  sections under the  sub-heading  "Frequent
Trading" up to, but not including "Frequent Trading Risks" under the main heading "How to Purchase, Redeem, and Exchange Shares" are restated as follows:

Frequent Trading

     o Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     o General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

     o Financial Intermediary Purchase and Exchange Limitations. MFSC receives purchase, exchange and redemption orders through financial intermediaries. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds'
          policies. In addition, the terms of a particular insurance contract, plan or other eligible investment vehicle may also limit the ability of the insurance company, plan or other investor to prohibit transactions that MFSC might consider to be frequent trading. Please refer to your insurance company contract, plan or other material for the investment vehicle through which your investment in fund is made regarding the application of these limitations and any additional or different limitations.

     o Omnibus Accounts. MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among insurance companies offering insurance products and retirement plans. MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

          For omnibus accounts for which MFSC does not regularly receive underlying shareholder data, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. This review is based on MFSC's internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. These parameters may change from time to time. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. If frequent trading is identified, MFSC will take appropriate action, such as prohibiting purchases into the account, requiring purchases by mail, or prohibiting purchases from the financial intermediary.

     o Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Depending upon the composition of a fund's shareholder accounts and the efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. MFSC's ability to monitor and deter frequent trading in omnibus accounts ultimately depends on the capability and cooperation of the financial intermediary and the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder account data less frequently from financial intermediaries who have adopted a policy restricting frequent trading that MFSC has determined is reasonably designed to identify and curtail trading activity that is not in the best interest of the funds than from other financial intermediaries. In certain instances, a financial intermediary may be unable to provide MFSC with information about underlying shareholder level activity. There is no assurance that MFSC will request data with sufficient frequency to detect or deter frequent trading in omnibus accounts effectively. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices.


                  The date of this supplement is June 1, 2008.